UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 11, 2009
En Pointe Technologies, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-28052	75-2467002
(Commission File Number)	(I.R.S. Employer Identification No.)

18701 Figueroa Street Gardena, California	90248
(Address of principal executive offices)	(Zip Code)
(310) 337-5200
Registrant’s telephone number, including area code
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES

Explanatory Note
This Current Report on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K filed by En Pointe Technologies, Inc. on March 17, 2009 (the “Original Filing”).
Item 1.01 Entry into a Material Definitive Agreement.
          On March 11, 2009, En Pointe Technologies, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Agreement”) with Din Global Corp., a Delaware corporation (“Holding Co.”), and ENP Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Din Global Corp. (“Acquisition Co.”). Under the terms of the Merger Agreement, Acquisition Co. will be merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Holding Co. (the “Merger”). As of March 11, 2009, Holding Co. was owned by the Company’s Chief Executive Officer, Attiazaz “Bob” Din, and, prior to the Merger, is anticipated to be owned by Mr. Din, Naureen Din (Mr. Din’s wife and also a member of the Company’s Board of Directors), and members of Mr. and Mrs. Din’s family.
          At the effective time of the Merger, each issued and outstanding share of common stock of the Company (the “Common Stock”), other than shares of Common Stock owned by Acquisition Co., Holding Co., the Company, Mr. Din, Mrs. Din and members of Mr. and Mrs. Din’s family and any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be converted into the right to receive $2.50 in cash, without interest. Additionally, each outstanding option to purchase Common Stock will be canceled immediately prior to the effective time of the Merger in exchange for the right to receive a cash payment equal to the difference between $2.50 and the per share exercise price of such option, multiplied by the number of shares of Common Stock subject to such option. Mr. and Mrs. Din will not receive any payment for the cancellation of their respective options.
          The Board of Directors of the Company (without the participation of Mr. and Mrs. Din in deliberations or voting) approved the Agreement on the unanimous recommendation of a Special Committee composed solely of independent directors (the “Special Committee”).
          The Company has made customary representations, warranties and covenants in the Agreement, including covenants that the Company will run its business in the ordinary course of business consistent with past practice and will refrain from taking certain actions between the date of the Agreement and the date of closing of the Merger. The Company’s representations and warranties each expire at the effective time of the Merger. The Agreement permitted the Company to solicit alternative acquisition proposals from third parties until April 10, 2009, however no potential transaction partners expressed an interest during that period in pursuing a transaction likely to lead to a takeover proposal as an alternative to the transaction contemplated by the Agreement. The Company may, at any time, subject to the terms of the Agreement, respond to unsolicited proposals.
          Acquisition Co. has obtained a conditional debt financing commitment for the transaction contemplated by the Agreement, the aggregate proceeds of which, when combined with available funds at the Company, will be sufficient for Acquisition Co. to pay the aggregate merger consideration (including the consideration to be paid to holders of the Company’s stock options) and all related fees and expenses. Consummation of the Merger is subject to obtaining regulatory approvals and other customary closing conditions, including among others, no material change in the Company’s representations and warranties prior to the closing of the Merger, Acquisition Co.’s ability to obtain sufficient financing, holders of not more than ten percent of the Company’s outstanding Common Stock seeking appraisal rights of their shares, the Company shall have obtained any necessary third party consents, approval of the Merger by the Company’s stockholders, including a separate approval of stockholders other than Holding Co., Acquisition Co., Mr. Din, Mrs. Din, their children and any of their respective affiliates. The parties expect to close the transaction in the second quarter of 2009.
          The Agreement may be terminated under certain circumstances, including if the Company’s Board of Directors (or the Special Committee) has determined in good faith that it has received a superior proposal and otherwise complies with certain terms of the Agreement or if the Merger shall not have been consummated by July 31, 2009. Upon the termination of the Agreement, under specified circumstances, the Company will be required to pay Holding Co. a termination fee of up to $350,000. Additionally, under specified circumstances, Holding Co. will be required to pay the Company a termination fee of $350,000. Mr. Din has agreed to guarantee of any such amounts payable by Holding Co. to the Company.
          The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached as Exhibit 2.2 and incorporated herein by reference.
          The Special Committee engaged FMV Opinions, Inc. (“FMV”) to serve as financial advisors to the Special Committee. On March 11, 2009, FMV delivered an opinion to the Special Committee and the Board of Directors that, as of the date of the opinion, the merger consideration was fair, from a financial point of view, to the stockholders of the Company (other than Mr. and Mrs. Din, their children and respective affiliates).

2

Where to Find Additional Information about the Merger
          In connection with the proposed merger transaction, the Company has filed with the Securities and Exchange Commission (the “Commission”) a preliminary proxy statement and other relevant materials in connection with the proposed transaction. The definitive proxy statement (when available) will be mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOLDING CO., ACQUISITION CO. AND THE PROPOSED MERGER. The preliminary and definitive proxy statements and other relevant materials (when they become available), and any other documents filed by the Company with the Commission, may be obtained free of charge at the Commission’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed by the Company with the Commission by contacting Investor Relations at ir@enpointe.com, via telephone at (310) 337-5212 or via the Company’s website at www.enpointe.com.
          The Company, its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed merger. Information concerning the Company’s participants and their respective interests in the proposed merger will be available in the definitive proxy statement and in the Company’s annual reports on Form 10-K previously filed with the Commission.
Item 8.01 Other Events.
          On March 12, 2009, the Company issued a press release announcing that it had entered into the Agreement. A copy of the press release is incorporated herein by reference to Exhibit 99.1 to the Original Filing.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
     Not applicable.
(b) Pro forma financial information.
     Not applicable.
(c) Shell Company Transactions.
     Not applicable.
(d) Exhibits:

Exhibit
Number	Description

2.2	Agreement and Plan of Merger, dated March 11, 2009 by and among En Pointe Technologies, Inc., Din Global Corp., and ENP Acquisition, Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the Commission on March 17, 2009)

99.1	Press Release, dated March 11, 2009 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on March 17, 2009)

3

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.
April 30, 2009	By:	/s/ Robert A. Mercer
		Name:	Robert A. Mercer
		Title:	Corporate Secretary

4